United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 15, 2020

Date of Report

High Sierra Technologies, Inc.

(Exact name of Registrant as specified in its Charter)

Colorado	000-52036	84-1344320
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S Employer Identification No.)
Incorporation)

 1495 Ridgeview Drive, Suite 230A

Reno, NV 89519

 (Address of Principal Executive Offices)

(775) 224-4700

(Registrant’s Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

JUMPSTART OUR BUSINESS STARTUPS ACT DISCLOSURE

We qualify as an “emerging growth company,” as defined in Section 2(a)(19) of the Securities Act of 1933 (the “Securities Act”), as amended by the Jumpstart Our Business Startups Act (the “JOBS Act”). An issuer qualifies as an “emerging growth company” if it has total annual gross revenues of less than $1.0 billion during its most recently completed fiscal year, and will continue to be deemed an emerging growth company until the earliest of:

•	the last day of the fiscal year of the issuer during which it had total annual gross revenues of $1.0 billion or more;

•	the last day of the fiscal year of the issuer following the fifth anniversary of the date of the first sale of common equity securities of the issuer pursuant to an effective registration statement;

•	the date on which the issuer has, during the previous three-year period, issued more than $1.0 billion in non-convertible debt; or

•	the date on which the issuer is deemed to be a “large accelerated filer,” as defined in Section 240.12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”).

As an emerging growth company, we are exempt from various reporting requirements. Specifically, we are exempt from the following provisions:

•	Section 404(b) of the Sarbanes-Oxley Act of 2002, which requires evaluations and reporting related to an issuer’s internal controls;

•	Section 14A(a) of the Exchange Act, which requires an issuer to seek shareholder approval of the compensation of its executives not less frequently than once every three (3) years; and

•

Section 14A(b) of the Exchange Act, which requires an issuer to seek shareholder approval of its so-called “golden parachute” compensation, or compensation upon termination of an employee’s employment.

Under the JOBS Act, emerging growth companies may delay adopting new or revised accounting standards that have different effective dates for public and private companies until such time as those standards apply to private companies. We have irrevocably elected not to avail ourselves of this exemption from new or revised accounting standards and, therefore, will be subject to the same new or revised accounting standards as other public companies that are not emerging growth companies.

FORWARD LOOKING STATEMENTS

There are “forward-looking statements” in this Current Report that are not historical facts. These forward-looking statements can be identified by the use of terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy,” and similar expressions. You should be aware that these forward-looking statements are subject to risks and uncertainties that are beyond our control. For a discussion of these risks, you should read this entire Current Report carefully, along with any Exhibits filed herewith.  Although management believes that the assumptions underlying the forward-looking statements included in this Current Report are reasonable, they do not guarantee our future performance, and actual results or expectations could differ from those contemplated by these forward-looking statements. The assumptions used for purposes of the forward-looking statements specified in the following information represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry and other circumstances. As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment. To the extent that the assumed events do not occur, the outcome may vary substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those forward-looking statements. In light of these risks and uncertainties, there can be no assurance that the results and events contemplated by the forward-looking statements contained in this Current Report will in fact transpire. You are cautioned to not place undue reliance on these forward-looking statements, which speak only as of their dates. We do not undertake any obligation to update or revise any forward-looking statements.

NAME REFERENCES

In this Current Report, references to “High Sierra,” the “Company,” “we,” “our,” “us,” and words of similar import refer to “High Sierra Technologies, Inc.,” which is a Colorado corporation.

Item 8.01 Other Events.

On March 4, 2020, the U.S. Securities and Exchange Commission (the “Commission”) issued an Order in Release No. 34-88318 which conditionally exempted certain issuers impacted by COVID-19 from meeting certain filing deadlines for filing Annual Reports and other reports with the Commission (the “COVID-19 Order”). The COVID-19 Order was superseded and extended by an Order of the Commission described in the Commission’s Release No. 2020-73 issued on March 25, 2020 (also the “COVID-19 Order”).

1.

The Company has been impacted by COVID-19 and is relying on the COVID-19 Order.

2.

The Company’s Chief Financial Officer resides in the State of Nevada.  The State of Nevada has issued a lockdown order due to the COVID-19 virus which has resulted in certain offices being closed.  This has delayed the ability of the Company’s Chief Financial Officer to provide certain financial information concerning the Company to the

Company’s accountant who prepares the Company’s financial statements.  In turn, this has delayed the audit of the Company’s December 31, 2019 financial statements and the preparation and review of the Company’s March 31, 2020 financial statements.  This has delayed the Company’s ability to file its Quarterly Report on Form 10-Q for the three months ended March 31, 2020 on a timely basis.

3.

The Company expects that it will be able to file the Quarterly Report on Form 10-Q for the three months ended March 31, 2020 on or before June 29, 2020.

4.

Risk Factor.  The Company is concerned that the COVID-19 virus may impact the Company’s ability to raise additional equity capital due to the uncertainty of the virus’ effects on the economy and capital markets, which may make potential investors less likely to invest during the pandemic.  This may affect the Company’s ability to raise equity capital to meet its financial obligations, implement its business plan and continue as a going concern.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGH SIERRA TECHNOLOGIES, INC.

Date:	May 15, 2020	By:	/s/ Gregg W. Koechlein
Gregg W. Koechlein
Chief Financial Officer, Chief Operating Officer, Secretary and Treasurer

SEC/1292

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